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                                                                   Exhibit 10.7


                   CAMBRIDGE ENERGY RESEARCH ASSOCIATES, INC.
                               20 UNIVERSITY ROAD
                         CAMBRIDGE, MASSACHUSETTS 02138

                               September 21, 1994

Mr. Daniel H. Lucking, Jr.
c/o Cambridge Energy Research Associates, Inc.
20 University Road
Cambridge, MA 02138

      Re:   Severance Agreement

Dear Dan:

      This letter constitutes a severance agreement between you and Cambridge Energy Research Associates, Inc. ("CERA"). The terms of our agreement are as follows:

      1. Severance. For the three-year period beginning as of the date hereof, if your employment with CERA is terminated in connection with the merger or sale of all or controlling portion of CERA or without cause subsequent to the merger or sale of all or a controlling portion of CERA, you will be entitled to a severance payment in the amount of your then current annual base salary, in lieu of any other payments or damages. Your severance amount will be paid at the rate of your then current salary, over a one-year period beginning on the date of termination of your employment, until the amount is paid in full. Notwithstanding the above, your severance payments will be conditioned upon the execution of a mutual release satisfactory to you and CERA.

      2. Non-Disclosure. In the event that you leave CERA for any reason, you agree to maintain in confidence and abstain from using for your or anyone else's benefit any proprietary information of CERA.

      3. Nondisparagement. You agree that you will not make any statements now or in the future to any current or former CERA employees or to any other person, which is disparaging of the business, reputation, competence, fairness or character of CERA or any officer, director, shareholder or employee of CERA. A disparaging statement is any comment, oral or written, which would, if publicized, cause humiliation or embarrassment or cause the recipient to question the business condition, integrity, competence or good character of any of these persons or entities.
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Mr. Daniel H. Lucking, Jr.
September 21, 1994
Page 2

      Kindly indicate your agreement to the foregoing by signing on the line provided below and returning a copy to me at your earliest convenience.


                                    Very truly yours,

                                    /s/ Daniel H. Yergin

                                    Daniel H. Yergin, President

Agreed and Accepted by:

/s/ Daniel H. Lucking, Jr.
-----------------------------
Daniel H. Lucking, Jr.
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                   CAMBRIDGE ENERGY RESEARCH ASSOCIATES, L.P.
                               20 UNIVERSITY ROAD
                         CAMBRIDGE, MASSACHUSETTS 02138

                                 April 14, 1997



Mr. Daniel H. Lucking, Jr.
c/o Cambridge Energy Research Associates, Inc.
20 University Road
Cambridge, MA 02138

      Re:   Amendment to Severance Agreement

Dear Dan:

      This letter shall serve as an amendment to the Severance Agreement between you and Cambridge Energy Research Associates, Inc. dated as of September 21, 1994.

      This letter shall also serve to confirm that all rights and obligations of Cambridge Energy Research Associates, Inc. under the Severance Agreement have been assigned to, and assumed by, Cambridge Energy Research Associates, L.P.

      The first sentence of the first paragraph of the Severance Agreement shall be deleted in its entirety and replaced with the following sentence:

      "This letter constitutes a severance agreement between you and Cambridge Energy Research Associates Limited Partnership, A Delaware limited partnership ("CERA").

      The first sentence of numbered paragraph 1 of the Severance Agreement shall be deleted in its entirety and replaced with the following sentence:

      "For the period beginning as of the date of this letter and ending on December 31, 1998, if your employment with Cambridge Energy Research Associates, L.P. is terminated in connection with the merger or sale of all or a controlling portion of CERA or without cause subsequent to the merger or sale of all or a controlling portion of CERA, you will be entitled to a severance payment in the amount of your then current annual base salary, in lieu of any other payments or damages."

Mr. Daniel H. Lucking
April 14, 1997
Page 2

      Kindly indicate your agreement to the foregoing by signing on the line provided below and returning a copy to me at your earliest convenience.


                              Very truly yours,


                              CAMBRIDGE ENERGY RESEARCH ASSOCIATES
                              LIMITED PARTNERSHIP

                              By: Cambridge Energy Research Associates, Inc. its General Partner


                                    By:   /s/ Daniel H. Yergin
                                          ------------------------------------
                                          Daniel H. Yergin, President

AGREED AND ACCEPTED

By: /s/ Daniel H. Lucking, Jr.
   ---------------------------
    Daniel H. Lucking, Jr.